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                                                            Exhibit (10)-8


[WEC Letterhead]




_____________________, 1995


[Addressee]

RE:  SUPPLEMENTAL BENEFITS LETTER DATED ______________________
     WISCONSIN ENERGY CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN (EDCP)

Dear ____________________:

As we have discussed, under the terms of the agreement and plan of merger by and among Northern States Power Company, Wisconsin Energy Corporation, Northern Power Wisconsin Corp., and WEC Sub Corp., dated as of April 28, 1995 (the "Merger Agreement"), we are asking for your consent to the following additional provision to the Letter Agreement:

              Notwithstanding any other provision of this letter, none of the transactions contemplated by the Merger Agreement shall constitute a Change In Control for purposes of this letter.

We are also asking for your consent to the following terms as applicable to any and all benefits that you have presently accrued or might accrue in the future under the EDCP:

              Notwithstanding any other provision of the EDCP, none of the transactions contemplated by the Merger Agreement shall constitute a Change in Control for purposes of any and all benefits that I have now accrued or may accrue in the future under the EDCP.


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_______________________
_________________, ____
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If you consent to these additional provisions, please so indicate below.

Sincerely,

WISCONSIN ENERGY CORPORATION





By: ____________________________
    Richard A. Abdoo
    Chairman, President and
    Chief Executive Officer













I understand and consent to the additional provisions referred to above.




Date: ________________________     Signature: __________________________